UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

KBS GROWTH & INCOME REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56050	47-2778257

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Assignment and Assumption Agreement

On July 31, 2024, KBS Growth & Income REIT, Inc. (the “Company”) entered into an Assignment and Assumption Agreement (the “Agreement”) with KBS Capital Advisors Sub G&I Liquidation LLC (the “Assignee”), a wholly owned subsidiary of KBS Capital Advisors LLC , the Company’s external advisor. Pursuant to the Agreement, the Company, on behalf of itself, KBS Growth & Income Limited Partnership and all of their subsidiaries (together, the “Company Entities”), transferred certain remaining assets and liabilities (such assets and liabilities, the “Assigned Assets and Liabilities”) to the Assignee and the Assignee agreed to accept and perform all of the obligations, liabilities, covenants, duties and agreements of the Company Entities with respect to the Assigned Assets and Liabilities and to assume all liabilities with respect to the Assigned Assets and Liabilities. The Assigned Assets and Liabilities include cash, certain insurance and tax receivables and liabilities for transfer agent fees, legal expenses, tax return preparation fees and other miscellaneous expenses to wind down the Company. Pursuant to the Agreement, Assignee also agreed to maintain a reasonable cash reserve at all times in excess of the outstanding liabilities transferred until such time as all such liabilities have been fully paid or are no longer outstanding.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On July 30, 2024, the Company filed articles of dissolution (the “Articles of Dissolution”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) pursuant to the Company’s plan of complete liquidation and dissolution (the “Plan of Liquidation”). The Plan of Liquidation was approved by the Company’s board of directors on December 15, 2022 and affirmed on February 2, 2023, subject to stockholder approval, and was approved by the Company’s stockholders on May 9, 2023. The Articles of Dissolution became effective upon their acceptance for record by the SDAT on July 30, 2024 (the “Effective Date”).

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The disclosure set forth above under Item 3.03 with respect to the filing of the Articles of Dissolution is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Ex.	Description

3.1	Articles of Dissolution of KBS Growth & Income REIT, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: July 31, 2024	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary